Other Current Assets	12 Months Ended
Dec. 31, 2010
Other Current Assets [Abstract]
OTHER CURRENT ASSETS

(5)	OTHER CURRENT ASSETS

	December 31,	December 31,
	2009	2010

Receivable from the Group’s executives and employees	41,820	46,262
VAT recoverable	83,981	70,010
Short-term investment	—	68,477
Others	24,896	52,424

	150,697	237,173

During the years ended December 31, 2007 and 2008, certain of the Group’s executives and employees exercised share options which vested in 2007 and 2008. Pursuant to the PRC tax regulations, the income derived from the exercise of the share options is subject to individual income tax, which should be withheld by the Group from these executives and employees for payment to the PRC tax authorities. As of December 31, 2009 and 2010, the Group had an outstanding receivable from these executives and employees and payable to the PRC tax authorities of US$41,820 and US$46,262 respectively in relation to the individual income tax liabilities arising from the exercise of share options by these executives and employees, which are included in other current assets and other payables, respectively.

In December 2010, JXLDK made short-term investments in certain financial products issued by China Merchants Bank, which had an aggregate principal amount of US$68 million and a fixed maturity date of 30 days. The return of the investments is fixed at a rate pre-determined on the date of purchase. The principal amount might not be recovered in full if JXLDK early terminate the investments. In January 2011, the short-term investments were all redeemed upon maturity at the aggregated principal amount plus the fixed return.